UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date	of Report (date of earliest event reported): September 20, 2004

ENER1, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-21138

FLORIDA	59-2479377
(State or other jurisdiction of incorporation)	(I.R.S. employer identification number)

550 West Cypress Creek RoadFort
Lauderdale, Florida
(Address of principal executive offices)

33309
(Zip Code)

(954) 202-4442
(Registrant’s telephone number, including area code)

Item 8.01. Other Events

        The data filed as exhibit 99.1 to this Current Report will be presented by Kevin P. Fitzgerald, Chief Executive Officer of Ener1, Inc., as part of a slide presentation at the Merriman Curhan Ford & Co. Annual Investor Conference in San Francisco, California on September 20, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

        The following Exhibit is filed as part of this report

Number	Description

99.1	Slide presentation at the Merriman Curhan Ford & Co. Annual Investor Conference on September 20, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2004	Ener1, Inc. (Registrant) BY: /s/ Kevin P. Fitzgerald —————————————— Kevin P. Fitzgerald Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation at the Merriman Curhan Ford & Co. Annual Investor Conference on September 20, 2004